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                                                                    EXHBIT 10.32

                         SECURITIES EXCHANGE AGREEMENT
                         -----------------------------

          This Securities Exchange Agreement is entered into this 15th day of January, 1997 between Styles on Video, Inc. ("SOV"), a Delaware corporation, and International Digital Investors, L.P., a Delaware limited partnership ("IDI").


                             R E C I T A T I O N S
                             ---------------------

          Pursuant to the certain Series A Warrant Certificate (the "Series A Warrant Certificate") and Series B Warrant Certificate (the "Series B Warrant Certficate") each dated May 15, 1996, SOV has granted to IDI warrants (the "Warrants") to purchase an aggregate of 57,201,110 shares (the "Warrant Shares") of SOV common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $.075 for each Warrant Share so acquired.

          IDI has agreed to (i) waive those certain covenant defaults currently existing under (a) the Series B Warrant Certificate; (b) those certain Note and Preferred Stock Purchase Agreements, as amended, dated November 20, 1995 and May 14, 1996, respectively, by and among SOV, Forever Yours, Inc., a California corporation ("FYI"), and IDI; and (c) the Certificate of Designation for Series B Preferred Stock of SOV and (ii) extend the due date on that certain 10% Bridge Note between SOV, FYI and IDI, originally dated September 19, 1996 and recently amended for the seventh time on January 15, 1997, each in consideration of the action described in paragraph C below.

     C. SOV desires to exchange 4,347,427 shares of Common Stock (the "Exchange Shares") for such portion of the Warrants that is equivalent to the right to acquire 5,781,911 Warrant Shares (the "Warrant Interest", which is comprised of 3,914,882 Warrants from the Series A Warrant Certificate and 1,867,029 Warrants from the Series B Warrant Certificate).


                    O P E R A T I V E   P R O V I S I O N S:
                    ---------------------------------------

     In consideration of the foregoing, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

          EXCHANGE OF SECURITIES.
          ----------------------

               Interests Being Transferred.  At the closing hereunder (the
               ---------------------------
"Closing"), SOV shall exchange with IDI the Exchange Shares for the transfer by IDI to SOV of the Warrant Interest.

          REPRESENTATIONS AND WARRANTIES OF SOV.  In order to induce IDI to
          -------------------------------------
enter into this Agreement, and to consummate the transaction contemplated hereby, SOV hereby represents and warrants to IDI:

               Authorization of Agreement, Etc.
               -------------------------------

               (a) The execution and delivery by SOV of this Agreement, and the performance of its obligations hereunder, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of SOV, or any provision of any
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indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

               (b) The Exchange Shares have been duly authorized by the Company, and when transferred to IDI in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company.

               Enforceability.  This Agreement constitutes a legal, valid
               --------------
and binding obligation of SOV enforceable in accordance with its terms, except as enforceability hereof may be limited by the provisions of applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally.

          REPRESENTATIONS AND WARRANTIES OF IDI.  In order to induce SOV to
          -------------------------------------
enter into this Agreement, and to consummate the transaction contemplated hereby, IDI assumes each of the applicable representations and warranties contained in this Agreement and hereby represents and warrants to SOV:

               Enforceability.  This Agreement constitutes the legal, valid and
               --------------
binding obligation of IDI, enforceable in accordance with its terms, except as enforceability hereof may be limited by the provisions of applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally.

               Investment by IDI.  IDI has been informed that the Exchange
               -----------------
Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities laws. IDI is acquiring the Exchange Shares for IDI's own account, for investment, and not with a view toward any resale or distribution within the meaning of the Act or any applicable state securities laws. IDI will not sell or otherwise dispose of the Exchange Shares without first fully complying with all applicable Federal and state laws, rules and regulations.

          CLOSING.
          -------

               Timing and Location.  The Closing shall take place on or before
               -------------------
January 15, 1997, via fax and telephone.

               Closing Transaction Steps.  At the Closing, subject to all the
               -------------------------
terms, conditions, and provisions of this Agreement, the following shall take place as a single integrated transaction:

                    SOV shall deliver to IDI the Exchange Shares.

                    IDI shall deliver to SOV the Warrant Interest.

                    The parties hereto shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement.

               Conditions to SOV's Obligation to Close.  SOV's obligation to
               ---------------------------------------
close the transaction contemplated by this Agreement shall be conditioned upon fulfillment of all of the following conditions:
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                    All of the representations and warranties of IDI set forth in Section 3 hereof shall be true, complete and accurate in all respects.

                    IDI shall have delivered to SOV all of the items that IDI is required to deliver pursuant to this Agreement.

               Conditions to IDI's Obligations to Close.  IDI's obligations to
               ----------------------------------------
close the transaction contemplated by this Agreement shall be conditioned upon fulfillment of all of the following conditions:

                    All of the representations and warranties of SOV set forth in Section 2 hereof shall be true, complete and accurate in all respects.

                    SOV shall have delivered to IDI all of the items that SOV is required to deliver pursuant to this Agreement.

          MISCELLANEOUS.
          -------------

               Governing Law.  This Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of California without reference to that state's laws regarding choice of law.

               Notices.  Any notices, requests, demands and other communications
               -------
required or permitted to be given hereunder shall be given in writing and shall be deemed to have been duly given when delivered by hand, five days following the date of deposit in the United States mail by registered or certified mail, postage prepaid, return receipt requested, or on the delivery date shown on a written verification of delivery provided by a reputable private delivery service, if addressed to the last address provided to the sender by the addressee.

               Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except by a written instrument executed by the parties hereto.

               Benefits; Binding Effect.  This Agreement shall be for the
               ------------------------
benefit of and binding upon the parties hereto, their respective heirs, personal representatives and assigns.

               No Waiver.  No waiver of any of the provisions of this Agreement
               ---------
shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

               No Third Party Beneficiary.  Nothing expressed or implied in this
               --------------------------
Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and their respective heirs, personal representatives, legal representatives and assigns, any rights or remedies under or by reason of this Agreement.

               Severability.  The invalidity of any one or more of the words,
               ------------
phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or
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phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsec tions had not been inserted.

               Section Headings.  The section and other headings contained in
               ----------------
this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

               Counterparts.  This Agreement may be executed in multiple
               ------------
counterparts and all such counterparts shall collectively constitute an original Agreement, which may be evidenced by any one or more counterparts.
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     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first written above.


                                       STYLES ON VIDEO, INC.



                                       By:_____________________________________



                                       INTERNATIONAL DIGITAL INVESTORS, L.P.



                                       By:_____________________________________